Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) is entered into as of December 20, 2017 among Dynegy Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”), each Converting Lender (as defined below) party hereto and the Fronting Bank (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the lenders party thereto prior to the effectiveness of this Sixth Amendment (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 23, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which certain of the Lenders (the “Existing Tranche C-1 Term Lenders”) provided the Borrower with Tranche C-1 Term Loans;

WHEREAS, the Borrower has requested that (i) the Existing Tranche C-1 Term Lenders reduce the interest rate applicable to the Tranche C-1 Term Loans on the terms and conditions set forth herein, which reduction in interest rate with respect to the Tranche C-1 Term Loans shall be effected by the exchange of Tranche C-1 Term Loans for Tranche C-2 Term Loans (as defined below) otherwise having the same terms (except as otherwise provided in this Sixth Amendment) as the Tranche C-1 Term Loans, and which Tranche C-2 Term Loans shall constitute Other Term Loans and Term Loans for all purposes of the Credit Agreement and the other Credit Documents and (ii)  that the Lenders agree to make certain other changes to the Credit Agreement as set forth herein;

WHEREAS, the Borrower has requested Other Term Loans in an aggregate principal amount of $2,018,440,000 (the “Tranche C-2 Term Loans”; the commitments in respect of such Tranche C-2 Term Loans, the “Tranche C-2 Term Loan Commitments”), which will be available on the Sixth Amendment Effective Date to refinance up to all of the existing Tranche C-1 Term Loans outstanding under the Credit Agreement immediately prior to effectiveness of this Sixth Amendment (the “Existing Term Loans”);

WHEREAS, each Existing Tranche C-1 Term Lender executing and delivering a notice of participation in the Tranche C-2 Term Loans in the form attached as Exhibit A hereto (a “Tranche C-2 Participation Notice”) and electing the cashless settlement option therein (each such Lender in such capacity, a “Converting Lender”) shall be deemed to have exchanged on the Sixth Amendment Effective Date the aggregate outstanding principal amount of its Tranche C-1 Term Loans under the Credit Agreement for an equal aggregate principal amount of Tranche C-2 Term Loans under the Credit Agreement;

WHEREAS, Goldman Sachs Bank USA has agreed to act as the fronting bank for the syndication of the Tranche C-2 Term Loans (in such capacity, the “Fronting Bank”) that are not being provided by a Converting Lender, and, in such capacity, has agreed to fund Tranche C-2 Term Loans in the amount set forth opposite such Fronting Bank’s name on Annex I hereto (the “Fronted Loans”);

WHEREAS, the Tranche C-2 Term Loans are being arranged by Goldman Sachs Bank USA, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., UBS Securities LLC, Barclays Bank PLC and RBC Capital Markets(1);

WHEREAS, each Existing Tranche C-1 Term Lender executing and delivering a Tranche C-2 Participation Notice and electing the post-closing cash settlement option therein (each such Lender in such capacity, a “Cash Settlement Lender” and, together with each Converting Lender, collectively, the “Participating Lenders”) shall purchase Fronted Loans from the Fronting Bank in accordance with such Cash Settlement Lender’s Tranche C-2 Participation Notice and as more fully set forth herein;

WHEREAS, this Sixth Amendment constitutes a Refinancing Amendment pursuant to Section 2.17(a) of the Credit Agreement; and

WHEREAS, contemporaneously with the effectiveness of the Tranche C-2 Term Loan Commitments the Borrower wishes to make certain amendments to the Credit Agreement to provide for the incurrence of the Tranche C-2 Term Loans and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Fronting Bank.  The Fronting Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits and schedules thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Sixth Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be.

2.                                      Credit Agreement Amendments.  Effective as of the Sixth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1. Defined Terms.  Section 1 of the Credit Agreement is hereby amended as follows:

(i)                  The following definitions are hereby added in alphabetical order:

“August 2017 Prepayment” shall mean the voluntary prepayment of $200,000,000 of Term Loans made pursuant to that certain notice of prepayment, dated August 22, 2017, delivered pursuant to the terms of this Agreement.

(1)  RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates

“Scheduled Tranche C-2 Term Loan Repayment” shall have the meaning provided in Section 5.02(d)(z).

“Scheduled Tranche C-2 Term Loan Repayment Date” shall have the meaning provided in Section 5.02(d)(z).

“Sixth Amendment” shall mean that certain Sixth Amendment to Credit Agreement, dated as of December 20, 2017, among the Borrower, the Guarantors party thereto, the financial institutions party thereto as Lenders, and the Administrative Agent.

“Sixth Amendment Effective Date” shall mean the “Sixth Amendment Effective Date” under and as defined in the Sixth Amendment.

“Tranche C-2 Term Loan Commitments” shall have the meaning specified in the Sixth Amendment.

“Tranche C-2 Term Loan Maturity Date” shall mean the date that is seven years after the Third Amendment Effective Date.

“Tranche C-2 Term Loans” shall have the meaning specified in the Sixth Amendment.

(ii)               Subparagraph (iii) of the definition of “Applicable Margin” is hereby deleted in its entirety and replaced with the following:

“(iii)(x) in the case of Tranche C-1 Term Loans maintained as (A) Base Rate Loans, 2.25% and (B) LIBOR Loans, 3.25% and (y) initially, in the case of Tranche C-2 Term Loans maintained as (A) Base Rate Loans, 1.75% and (B) LIBOR Loans, 2.75%; provided, that, from and after the first date after the Sixth Amendment Effective Date on which the corporate ratings or corporate family ratings of the Borrower are equal to or better than Ba3 from Moody’s and BB- from S&P, respectively (in each case, with at least a stable outlook), the Applicable Margins for such Tranche C-2 Term Loans maintained as (A) Base Rate Loans, shall instead be 1.50% and (B) LIBOR Loans, shall instead be 2.50%;”.

(iii)            The definition of “Base Rate” is hereby amended by deleting the text “or Tranche C-1 Term Loans” appearing therein and replacing it with the text “, Tranche C-1 Term Loans or Tranche C-2 Term Loans”.

(iv)           The definition of “Class” is hereby amended by inserting the text “Tranche C-2 Term Loans,” immediately after the text “Tranche C-1 Term Loans,” appearing therein.

(v)              The definition of “Commitment” is hereby amended by inserting the text “a Tranche C-2 Term Loan Commitment,” immediately after the text “a Tranche C-1 Term Loan Commitment,” appearing therein.

(vi)           The definition of “Credit Agreement Refinancing Indebtedness” is hereby amended by inserting the text “existing Tranche C-2 Term Loans,” immediately after the text “existing Tranche C-1 Term Loans,” appearing therein.

(vii)        The definition of “Latest Maturity Date” is hereby amended by inserting the text “Tranche C-2 Term Loans,” immediately after the text “Tranche C-1 Term Loans,” appearing therein.

(viii)     The definition of “LIBO Rate” is hereby amended by deleting the text “or Tranche C-1 Term Loans” appearing herein and replacing it with the text “, Tranche C-1 Term Loans or Tranche C-2 Term Loans”.

(ix)           The definition of “Repricing Event” is hereby amended by (x) deleting the text “or the Tranche C-1 Term Loans” and replacing it with the text “, the Tranche C-1 Term Loans or the Tranche C-2 Term Loans” in each instance appearing therein and (y) deleting the text “or Tranche C-1 Term Loans” and replacing it with the text “,Tranche C-1 Term Loans or Tranche C-2 Term Loans” in each instance appearing therein.

(x)              The definition of “Term Loans” is hereby amended by inserting the text “Tranche C-2 Term Loans,” immediately after the text “Tranche C-1 Term Loans,” appearing therein.

(b)                                 Section 2.01 The Commitments. Section 2.01(b) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately before subparagraph (z) therein and replacing it with the text “;” (ii) deleting the period at the end of subparagraph (z) therein and replacing it with the following text:

“; and (aa) subject to and upon the terms and conditions set forth herein and in the Sixth Amendment, each Lender with a Tranche C-2 Term Loan Commitment severally agrees to make (or otherwise provide by means of exchange or conversion) a Tranche C-2 Term Loan, which Tranche C-2 Term Loans (i) shall be incurred pursuant to a single drawing and/or conversion or exchange of Tranche C-1 Term Loans, as applicable, on the Sixth Amendment Effective Date, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or LIBOR Loans; provided that except as otherwise specifically provided in Section 2.10(b), all Tranche C-2 Term Loans comprising the same Borrowing shall at all times be of the same Type and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the Tranche C-2 Term Loan Commitment of such Lender on the Sixth Amendment Effective Date.”,

(iii) deleting the text “and” appearing in the final sentence thereof and replacing it with the text “;” and (iv) inserting the text “and Tranche C-2 Term Loans” immediately after the text “Tranche C-1 Term Loans appearing in the final sentence thereof.

(c)                                  Section 2.03 Notice of Borrowing. Section 2.03(a) of the Credit Agreement is hereby amended as follows:

(i)                  inserting the text “, Tranche C-2 Term Loans” immediately following the text “Tranche C-1 Term Loans” appearing in clause (ii) of the first sentence thereof;

(ii)               deleting the text “and” appearing and the end of clause (x) in the proviso to the second sentence thereof and replacing it with the text “,”; and

(iii)            inserting the following text immediately prior to the period appearing at the end of the second sentence thereof:

“and (z) the Notice of Borrowing in respect of the Tranche C-2 Term Loans to be borrowed on the Sixth Amendment Effective Date may be delivered pursuant to, and in the form of, the Sixth Amendment on the Sixth Amendment Effective Date”.

(d)                                 Section 2.07 Pro Rata Borrowings. Section 2.07 of the Credit Agreement is hereby amended by (i) inserting the text “Tranche C-2 Term Loans,” immediately after the text “Tranche C-1 Term Loans,” appearing therein and (ii) inserting the text “Tranche C-2 Term Loan Commitments,” immediately after the text “Tranche C-1 Term Loan Commitments,” appearing therein.

(e)                                  Section 2.15 Incremental Term Loans; Incremental Revolving Loans. Clause (i)(II) of the proviso to Section 2.15(b)(1) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(II) the Effective Yield for such new tranche of Incremental Term Loans may exceed the Effective Yield then applicable to the Initial Tranche B-2 Term Loans, the Tranche C-1 Term Loans and the Tranche C-2 Term Loans, provided that, (1) in the case of any Incremental Amendment providing for such new tranche of Incremental Term Loans to become effective prior to the date that is 18 months after the Closing Date, and which new tranche of Incremental Term Loans is pari passu in right of payment and security to the Initial Tranche B-2 Term Loans, the Effective Yield for the Initial Tranche B-2 Term Loans shall be increased (to the extent necessary) such that the Effective Yield thereof is not less than the Effective Yield of such new tranche of Incremental Term Loans minus 0.50%, (2) in the case of any Incremental Amendment providing for such new tranche of Incremental Term Loans following the Fifth Amendment Effective Date, and which new tranche of Incremental Term Loans is pari passu in right of payment and security to the Tranche C-1 Term Loans, the Effective Yield for the Tranche C-1 Term Loans shall be increased (to the extent necessary) such that the Effective Yield thereof is not less than the Effective Yield of such new tranche of Incremental Term Loans minus 0.50%, and (3) in the case of any Incremental Amendment providing for such new tranche of Incremental Term Loans to become effective following the Sixth Amendment Effective Date, and which new tranche of Incremental Term Loans is pari passu in right of payment and security to the Tranche C-2 Term Loans, the Effective Yield for the Tranche C-2 Term Loans shall be increased (to the extent necessary) such that the Effective Yield thereof is not less than the Effective Yield of such new tranche of Incremental Term Loans minus 0.50%,”.

(f)                                   Section 4.01 Fees. Section 4.01(f) of the Credit Agreement is hereby amended by inserting the following text immediately prior to the final sentence thereof:

“If any Repricing Event in respect of the Tranche C-2 Term Loans occurs after the Sixth Amendment Effective Date but prior to the six month anniversary of the Sixth Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Tranche C-2 Term Loans that are subject to such Repricing Event (including any Lender which is replaced pursuant to Section 2.13 as a result of its refusal to consent to an amendment giving rise to such Repricing Event), a fee in an amount equal to 1.00% of the aggregate principal amount of the Tranche C-2 Term Loans subject to such Repricing Event.”.

(g)                                  Section 4.03 Mandatory Reduction of Commitments. Section 4.03 of the Credit Agreement is hereby amended by inserting the following clause (f) at the end thereof:

“(f)                             The total Tranche C-2 Term Loan Commitment (and the Tranche C-2 Term Loan Commitment of each Lender) shall terminate in its entirety on the Sixth Amendment Effective Date (after giving effect to the incurrence of the Tranche C-2 Term Loans on such date).”.

(h)                                 Section 5.01 Voluntary Prepayments. (i) Clause (vi) of the proviso to Section 5.01 of the Credit Agreement is amended by inserting the text “(provided that the August 2017 Prepayment shall be applied in accordance with the proviso to Section 5.02(d)(z))” prior to the text “;” appearing at the end thereof and (ii) clause (vii) of the proviso to Section 5.01 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“(vii) each voluntary prepayment of Initial Tranche B-1 Term Loans and Initial Tranche B-2 Term Loans pursuant to this Section 5.01 in connection with a Repricing Event made prior to the twelve month anniversary of the Closing Date, each voluntary prepayment of Tranche C-1 Term Loans pursuant to this Section 5.01 in connection with a Repricing Event made after the Fifth Amendment Effective Date but prior to the six month anniversary of the Fifth Amendment Effective Date and each voluntary prepayment of Tranche C-2 Term Loans pursuant to this Section 5.01 in connection with a Repricing Event made after the Sixth Amendment Effective Date but prior to the six month anniversary of the Sixth Amendment Effective Date shall, in each case, be subject to the payment of a fee as, and to the extent required by, Section 4.01(f).”.

(i)                                     Section 5.02 Mandatory Repayments. Section 5.02 of the Credit Agreement is hereby amended as follows:

(i)                  deleting the text “and” appearing immediately prior to clause (d)(y) thereof and replacing it with the text “,”;

(ii)               inserting the following text at the end of clause (d)(y) thereof:

“and (z) in addition to any other mandatory repayments pursuant to this Section 5.02, (i) on the last day of each of the Borrower’s Fiscal Quarters, commencing with the first full Fiscal Quarter of the Borrower ended after the Sixth Amendment Effective Date (each such date, together with the Tranche C-2 Term Loan Maturity Date, a “Scheduled Tranche C-2 Term Loan Repayment Date”), the Borrower shall be required to repay that principal amount of Tranche C-2 Term Loans, to the extent then outstanding, in an aggregate amount equal to 0.25% of the aggregate principal Dollar amount of all Tranche C-2 Term Loans outstanding on the Sixth Amendment Effective Date and (ii) on the Tranche C-2 Term Loan Maturity Date, the aggregate principal amount of all Tranche C-2 Term Loans on such date (each such repayment, as the same may be reduced as provided herein, a “Scheduled Tranche C-2 Term Loan Repayment”); provided that the parties hereto expressly agree that, from and after the Sixth Amendment Effective Date, the August 2017 Prepayment shall be applied to reduce the amount of each Scheduled Tranche C-2 Term Loan Repayment required pursuant to sub-clause (i) of this clause (z) on a dollar-for-dollar basis in direct order of maturity as and to the same extent as such August 2017 Prepayment would have reduced the amount of Scheduled Tranche C-1 Repayments had the Sixth Amendment Effective Date not occurred”; and

(iii)            deleting the text “and the Tranche C-1 Term Loans” appearing in clause (h) thereof and replacing it with the text “, the Tranche C-1 Term Loans and the Tranche C-2 Term Loans”.

(j)                                    Section 9.09 Use of Proceeds. Section 9.09 of the Credit Agreement is hereby amended by inserting the following clause (e) at the end  thereof:

“(e)                            (i) All proceeds of the Tranche C-2 Term Loans will be used to refinance the aggregate principal amount of the Tranche C-1 Term Loans outstanding on the Sixth Amendment Effective Date and to pay fees, premiums and expenses (including any original issue discount or upfront-fees with respect to the Tranche C-2 Term Loans) incurred in connection therewith and (ii) in the event the amount of the proceeds of the Tranche C-2 Term Loans exceeds the amount necessary to refinance, in full, the Tranche C-1 Term Loans, such excess proceeds shall be used to pay fees, premiums and expenses incurred in connection therewith.”.

(k)                                 Section 13.10 Amendment or Waiver; etc. Clause (A) of Section 13.10(b) of the Credit Agreement is hereby amended by inserting the text “, Tranche C-2 Term Loans,” immediately after the text “Tranche C-1 Term Loans” appearing therein.

3.                                                                                      Tranche C-2 Term Loans.  Subject to the terms and conditions set forth herein, each Participating Lender and the Fronting Bank severally agrees to exchange Existing Term Loans for Tranche C-2 Term Loans and/or make Tranche C-2 Term Loans to the Borrower in a single borrowing in Dollars, as applicable, on the Sixth Amendment Effective Date.  The Tranche C-2 Term Loans shall be subject to the following terms and conditions:

(a)                                                                                 Proposed Borrowing.  This Sixth Amendment represents a request by the Borrower to borrow Tranche C-2 Term Loans from the Tranche C-2 Term Lenders as set forth in Section 7 hereof and constitutes a Notice of Borrowing in respect of the Tranche C-2 Term Loans for all purposes under the Credit Agreement, and the parties hereto hereby waiving advance notice of such Borrowing to the extent required under the Credit Agreement.

(b)                                                                                 Fronting Bank.  The Fronting Bank acknowledges and agrees that it shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c)                                                                                  Credit Agreement Governs.  Except as set forth in this Sixth Amendment, the Tranche C-2 Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

(d)                                                                                 Exchange Mechanics.  (i) On the Sixth Amendment Effective Date, upon the satisfaction of the conditions set forth in Section 4 hereof, the outstanding principal amount of Existing Term Loans of each Converting Lender set forth in such Converting Lender’s Tranche C-2 Participation Notice shall be deemed to be exchanged for an equal outstanding principal amount of Tranche C-2 Term Loans under the Credit Agreement.  Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent.

(ii)                                  To the extent there exists any Fronted Loans, (x) on the Sixth Amendment Effective Date, the Fronting Bank shall advance such Fronted Loans to the Borrower in the amount set forth opposite the Fronting Bank’s name on Annex I hereto and (y) with respect to each Cash Settlement Lender, promptly following the Sixth Amendment Effective Date (but not later than 30 days following the Sixth Amendment Effective Date (or such later date as may be agreed to by the Fronting Bank in its discretion)), each Cash Settlement Lender shall purchase Fronted Loans from the Fronting Bank in accordance with such Cash Settlement Lender’s Tranche C-2 Participation Notice.  Purchases and sales of Fronted Loans pursuant to this clause (ii) shall be without representations from the Fronting Bank other than as provided for in the relevant Assignment and Assumption.

4.                                                                                      Effective Date Conditions.  This Sixth Amendment will become effective on the date (the “Sixth Amendment Effective Date”), on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)                                 this Sixth Amendment shall have been duly executed and delivered by the Borrower, the other Credit Parties and each Participating Lender (which, in the case of the Participating Lenders, may be in the form of a Tranche C-2 Participation Notice);

(b)                                 the Administrative Agent shall have received a certificate of the Borrower dated as of the Sixth Amendment Effective Date signed by an Authorized Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Sixth Amendment and the Tranche C-2 Term Loans, (B) certifying that the certificate or articles of incorporation or formation and by-laws or operating (or limited liability company) agreement of the Borrower either (x) have not been amended since the Amendment No. 5 Effective Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Sixth Amendment and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (c) and (d) below;

(c)                                  all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Sixth Amendment Effective Date (it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(d)                                 no Default or Event of Default shall have occurred and be continuing or shall result from the effectiveness of this Sixth Amendment the incurrence of the Tranche C-2 Term Loans;

(e)                                  (i) all fees required to be paid on the Sixth Amendment Effective Date and all expenses required to be paid on the Sixth Amendment Effective Date, in each case, in connection with the incurrence of the Tranche C-2 Term Loans, the repayment of the Tranche C-1 Term Loans and this Sixth Amendment and, in the case of expenses, to the extent invoiced at least two business days prior to the Sixth Amendment Effective Date, shall have been paid and (ii) all accrued interest and fees in respect of the Existing Term Loans outstanding immediately prior to effectiveness of this Sixth Amendment that are being repaid with the proceeds of the Tranche C-2 Term Loans on the Sixth Amendment Effective Date shall have been paid;

(f)                                   the Administrative Agent shall have received a customary legal opinion from White & Case LLP, New York counsel to the Credit Parties, which shall be addressed to the Administrative Agent, the Collateral Trustee and the Participating Lenders and dated the Sixth Amendment Effective Date; and

(g)                                  the Administrative Agent shall have received a solvency certificate from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower substantially in the form of Exhibit F to the Credit Agreement.

5.                                                                                      Use of Proceeds.  The Borrower covenants and agrees that it will use the proceeds of the Tranche C-2 Term Loans to refinance all of the aggregate principal amount of Existing Term Loans outstanding on the Sixth Amendment Effective Date and to pay any interest, fees and/or expenses related thereto.

6.                                      Reference To and Effect Upon The Credit Agreement.

(a)                                 From and after the Sixth Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby, and (ii) this Sixth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

(b)                                 Each Credit Party, by its signature below, hereby confirms that (i) its Guaranty and each Security Document to which it is a party remains in full force and effect and (ii) its Guaranty and each Security Document to which it is a party covers all Obligations, in each case after giving effect to this Sixth Amendment.

(c)                                  This Sixth Amendment is limited as specified and shall not constitute a novation, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

7.                                                                                      Request for Borrowing.  Pursuant to this Sixth Amendment, the Borrower hereby requests a Borrowing of Tranche C-2 Term Loans in an aggregate principal amount of $2,018,440,000, with such Borrowing to be made on the Sixth Amendment Effective Date and to be LIBOR Loans having an Interest Period of one month.  It is understood and agreed that this Sixth Amendment shall serve as the request for Borrowing referred to in Section 2.03 of the Credit Agreement.

8.                                                                                      Notice.  For purposes of the Credit Agreement, the initial notice address of the Fronting Bank shall be as separately identified to the Administrative Agent.

9.                                                                                      Tax Forms.  For the Fronting Bank, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Fronting Bank may be required to deliver to the Administrative Agent pursuant to Section 5.04(f) of the Credit Agreement.

10.                                                                               Recordation of the New Loans.  Upon execution and delivery hereof, the Administrative Agent will record the Tranche C-2 Term Loans made by each Participating Lender and the Fronting Bank in the Register.

11.                                                                               Amendment, Modification and Waiver.  This Sixth Amendment may not be amended, modified or waived except as permitted by Section 13.10 of the Credit Agreement.

12.                                                                               GOVERNING LAW.  THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.                                                                               Severability.  Any provision of this Sixth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

14.                                                                               Counterparts.  This Sixth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.  Any party hereto may execute and deliver a counterpart of this Sixth Amendment by delivering by facsimile or other electronic transmission a signature page of this Sixth Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.  Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute part of this Sixth Amendment for any other purpose.

15.                                                                               WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SIXTH AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SIXTH AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Sixth Amendment as of the date first set forth above.

DYNEGY INC.

By:	/s/ Siddharth Manjeswar
Name: Siddharth Manjeshwar
Title: Vice President and Treasurer

BLUE RIDGE GENERATION LLC
CASCO BAY ENERGY COMPANY, LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL INVESTMENTS HOLDINGS, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY ENERGY SERVICES, LLC
DYNEGY ENERGY SERVICES (EAST), LLC
DYNEGY EQUIPMENT, LLC
DYNEGY GAS HOLDCO, LLC
DYNEGY GAS IMPORTS, LLC
DYNEGY GAS INVESTMENTS, LLC
DYNEGY GAS INVESTMENTS HOLDINGS, LLC
DYNEGY GASCO HOLDINGS, LLC
DYNEGY KENDALL ENERGY, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY MORRO BAY, LLC
DYNEGY MOSS LANDING, LLC
DYNEGY OAKLAND, LLC
DYNEGY POWER, LLC
DYNEGY POWER MARKETING, LLC
DYNEGY SOUTH BAY, LLC
HAVANA DOCK ENTERPRISES, LLC
ONTELAUNEE POWER OPERATING COMPANY, LLC
SITHE/INDEPENDENCE LLC
BLACK MOUNTAIN COGEN, INC.
DYNEGY ADMINISTRATIVE SERVICES COMPANY

By:	/s/ Siddharth Manjeswar
Name: Siddharth Manjeshwar
Title: Vice President and Treasurer

Signature Page to Sixth Amendment to Dynegy Credit Agreement

DYNEGY RESOURCES GENERATING HOLDCO, LLC
DYNEGY RESOURCES HOLDCO I, LLC
DYNEGY RESOURCES HOLDCO II, LLC
DYNEGY RESOURCES MANAGEMENT, LLC
ELWOOD ENERGY HOLDINGS, LLC
ELWOOD ENERGY HOLDINGS II, LLC
ELWOOD EXPANSION HOLDINGS, LLC
EQUIPOWER RESOURCES CORP.
KINCAID ENERGY SERVICES COMPANY, LLC
KINCAID GENERATION, L.L.C.
KINCAID HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
MASSPOWER HOLDCO, LLC
MASSPOWER PARTNERS I, LLC
MASSPOWER PARTNERS II, LLC
MILFORD POWER COMPANY, LLC
RICHLAND GENERATION EXPANSION, LLC
RICHLAND-STRYKER GENERATION LLC
RSG POWER, LLC
TOMCAT POWER, LLC
DYNEGY COAL GENERATION, LLC
DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC
DYNEGY CONESVILLE, LLC
DYNEGY DICKS CREEK, LLC
DYNEGY FAYETTE II, LLC
DYNEGY GAS GENERATION, LLC
DYNEGY GENERATION HOLDCO, LLC
DYNEGY HANGING ROCK II, LLC
DYNEGY KILLEN, LLC
DYNEGY MIAMI FORT, LLC
DYNEGY RESOURCE I, LLC
DYNEGY STUART, LLC
DYNEGY GLOBAL LIQUIDS, INC.
DYNEGY OPERATING COMPANY
DYNEGY POWER GENERATION INC.
ILLINOVA CORPORATION
SITHE ENERGIES, INC.
DYNEGY RESOURCE II, LLC
DYNEGY RESOURCE III, LLC
DYNEGY RESOURCE HOLDINGS, LLC

By:	/s/ Siddharth Manjeswar
Name: Siddharth Manjeshwar
Title: Vice President and Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

DYNEGY WASHINGTON II, LLC
DYNEGY ZIMMER, LLC
IPH II, LLC
IPH, LLC
ILLINOIS POWER RESOURCES, LLC
ILLINOIS POWER RESOURCES GENERATING, LLC
COFFEEN AND WESTERN RAILROAD COMPANY
ILLINOIS POWER FUELS AND SERVICES COMPANY
ILLINOIS POWER GENERATING COMPANY
ILLINOIS POWER MARKETING COMPANY
ANP FUEL SERVICES, INC.
DP HOLDING, INC.
DP OPERATIONS, INC.
DYNEGY ASSOCIATES NORTHEAST LP, INC.
DYNEGY GENERATION NA, INC.
DYNEGY NORTH AMERICA, INC.
DYNEGY NORTHEAST GENERATION GP, INC.
DYNEGY POWER AMERICA, INC.
TNA MERCHANT PROJECTS, INC.
NEPCO SERVICES COMPANY
NORTHEASTERN POWER COMPANY
WISE-FUELS PIPELINE, INC.
ANP BELLINGHAM ENERGY COMPANY, LLC
ANP BLACKSTONE ENERGY COMPANY, LLC
ANP ERCOT ACQUISITION, LLC
ANP FUNDING I, LLC ATLAS POWER, LLC
ATLAS POWER FINANCE, LLC
CALUMET ENERGY TEAM, LLC
COLETO GP, LLC
COLETO LP, LLC
DP CENTRAL, LLC
DP GENERATION, LLC
DYNEGY GENERATION NA, LLC
ENNIS POWER COMPANY, LLC
HAYS ENERGY, LLC
HOPEWELL COGENERATION, LLC
MIDLOTHIAN ENERGY, LLC
PLEASANTS ENERGY, LLC
PRINCE GEORGE ENERGY COMPANY, LLC
T-FUELS, LLC
WISE COUNTY POWER COMPANY, LLC
WHARTON COUNTY GENERATION, LLC

By:	/s/ Siddharth Manjeswar
Name: Siddharth Manjeshwar
Title: Vice President and Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

HOPEWELL COGENERATION LIMITED PARTNERSHIP

By: Hopewell Cogeneration, LLC, as its General Partner

By:	/s/ Siddharth Manjeswar
Name: Siddharth Manjeshwar
Title: Vice President and Treasurer

COLETO CREEK POWER LP

By: Coleto GP, LLC, as its General Partner

By:	/s/ Siddharth Manjeswar
Name: Siddharth Manjeshwar
Title: Vice President and Treasurer

MASSPOWER, a Massachusetts general partnership
By: Masspower Partner II, LLC, its Managing Partner

By:	/s/ Siddharth Manjeswar
Name: Siddharth Manjeshwar
Title: Vice President and Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Mikhail Faybusovich
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Dynegy Credit Agreement

GOLDMAN SACHS BANK USA, as Fronting Bank

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

Signature Page to Sixth Amendment to Dynegy Credit Agreement

[Participation notices on file with the Administrative Agent]

EXHIBIT A
Form of Tranche C-2 Participation Notice

Date: December      , 2017

To: Goldman Sachs Bank USA,
as the Fronting Bank; and

Credit Suisse AG, Cayman Islands Branch
as Administrative Agent (as defined below)

DYNEGY INC.

Tranche C-2 Participation Notice

Ladies and Gentlemen:

Reference is made to the Sixth Amendment (the “Amendment”) to that certain Credit Agreement, dated as of April 23, 2013 (as amended by the Amendment and as otherwise may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dynegy Inc. (the “Borrower”), the Lenders party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this Tranche C-2 Participation Notice, each of the undersigned (each a “Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Credit Agreement contemplated thereby and (check as applicable):

NAME OF PARTICIPATING EXISTING TRANCHE C-1 TERM LENDER:

AMOUNT OF TRANCHE C-1 TERM LOANS:

•                                         Cashless Settlement Option.  Hereby (i) elects, upon the Sixth Amendment Effective Date, to exchange the full amount of the outstanding Tranche C-1 Term Loans of such Participating Lender for an equal outstanding amount of Tranche C-2 Term Loans under the Credit Agreement, (ii) the undersigned Participating Lender hereby agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each lender that is a Lender on the date hereof, among the Borrower, the Administrative Agent and the Fronting Bank and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof and (iii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this letter agreement, the Cashless Roll Letter and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this letter agreement, the Cashless Roll Letter and the Amendment.

•                                         Post-Closing Cash Settlement Option.  Hereby (i) elects to have the full amount of the outstanding Tranche C-1 Term Loans of such Participating Lender repaid or purchased and agrees to promptly (but in any event, on or prior to the date that is 30 days following the Sixth Amendment Effective Date) purchase Tranche C-2 Term Loans in an equivalent

Exhibit A-1

amount and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this letter agreement and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this letter agreement and the Amendment.

[Signature Page Follows]

Very truly yours,

,

By:
Name:
Title:

By:*
Name:
Title:

*If a second signature is necessary.

[Signature Page to Tranche C-2 Participation Notice]

Annex I
Fronting Bank

Fronting Bank	Fronted Loans
Goldman Sachs Bank USA	$68,440,231.32